EXHIBIT A

                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                   (FORMERLY, THE TRAVELERS INSURANCE COMPANY)

                                   CERTIFICATE

     I, ERNEST J. WRIGHT, Secretary of THE TRAVELERS INSURANCE COMPANY, DO HEREBY CERTIFY that by unanimous consent action of the Board of Directors of The Travelers Insurance Company effective the 22nd day of October, 1993, the following resolutions were adopted:

VOTED: That pursuant to authority granted by Section 38a-433a of the Connecticut General Statutes, the Chairman of the Board, the President or Chief Investment Officer, or any one of them acting alone, for the purpose of doing variable life insurance or variable annuity business, is authorized to establish a separate account or accounts to invest in shares of investment companies pursuant to plans and contracts issued and sold by the Company in connection therewith.

VOTED: That the proper officers are authorized to take such action as may be necessary to register as unit investment trust investment companies under the Investment Company Act of 1940 the separate account or accounts to be established to hold shares of investment companies; to file any necessary or appropriate exemptive requests, and any amendments thereto, for such separate account or accounts under the Investment Company Act of 1940; to file one or more registration statements, and any amendments, exhibits and other documents thereto, in order to register plans and contracts of the Company and interests in such separate account or accounts in connection therewith under the Securities Act of 1933; and to take any and all action as may in their judgment be necessary or appropriate in connection therewith.

     I FURTHER CERTIFY that by unanimous consent action of the Board of Directors of The Travelers Insurance Company effective the 21st day of September, 1994, the following resolution was adopted:

VOTED: That each officer and director who may be required, on their own behalf and in the name and on behalf of the Company, to execute one or more registration statements, and any amendments thereto, under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the separate account or accounts to be established to invest in shares of investment companies is authorized to execute a power of attorney appointing representatives to act as their attorney and agent to execute said registration statement, and any amendments thereto, in their name, place and stead; and that the Secretary, or any Assistant Secretary designated by the Secretary, is designated and appointed the agent for service of process of the Company under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with such registration statement, and any amendments thereto, with all the powers incident to such appointment.

     AND I DO FURTHER CERTIFY that the foregoing actions of the said

Board of Directors is still in full force and effect.


     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of THE TRAVELERS INSURANCE COMPANY at Hartford, Connecticut, this 6th day of November, 1997.

                            By: /s/ Ernest J. Wright

                                    Secretary

                          UNANIMOUS WRITTEN CONSENT OF
                           THE EXECUTIVE COMMITTEE OF
                            THE BOARD OF DIRECTORS OF
                       METLIFE INVESTORS INSURANCE COMPANY


         The undersigned, being the Executive Committee of the Board of Directors of MetLife Investors Insurance Company, do hereby consent to and unanimously adopt the following resolutions:

WHEREAS, the Company previously adopted resolutions on October 23, 1991, to authorize the creation of separate accounts for the issuance of variable life and variable annuity contracts; and

WHEREAS, these resolutions are intended to revise and restate such resolutions:

NOW THEREFORE BE IT RESOLVED, that the Board of Directors of the Company, hereby authorizes and directs the officers of the Company to establish one or more separate accounts (hereinafter "Separate Accounts"), pursuant to the provisions of Section 376.309, RSMo and regulations adopted thereunder, for the following use and purposes, and subject to such conditions as hereinafter set forth; and

FURTHER RESOLVED, that the empowered officers, and each of them with full power to act without the others, with such assistance from the Company's independent certified public accountants, legal counsel and independent consultants or others as they may require, be, and they hereby are, severally authorized and directed to take all action necessary to: (a) register the Separate Accounts as unit investment trusts under the 1940 Act; (b) register the products under the Securities Act of 1933 (the "1933 Act"); and (c) take all other actions that are necessary in connection with the offering of the Products for sale and the operation of the Separate Accounts in order to comply with the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934 and other applicable federal laws, including the filing of any registration statements, any undertakings, no-action requests, consents, applications for exemptions from the 1940 Act or other applicable federal laws, and any amendments to the foregoing as the empowered officers of the Company shall deem necessary or appropriate.

Dated this 11th day of June, 2004



/s/ Michael K. Farrell
------------------------
    Michael K. Farrell


/s/ James P. Bossert
------------------------
    James P. Bossert


/s/ Richard C. Pearson
------------------------
    Richard C. Pearson

                             WRITTEN CONSENT OF THE
                           EXECUTIVE COMMITTEE OF THE
                              BOARD OF DIRECTORS OF
                    FIRST METLIFE INVESTORS INSURANCE COMPANY


Separate Accounts and Variable Authority

WHEREAS, the Corporation is desirous of developing and marketing certain types of variable and fixed annuity contracts, including modified guaranteed annuity contracts, and variable life insurance contracts, which may be required to be registered with the Securities and Exchange Commission pursuant to the various securities laws (collectively, the "Contracts"); and

WHEREAS, it will be necessary to take certain actions in connection with the Contracts including, but not limited to, establishing separate accounts for segregation of assets and seeking approval of regulatory authorities;

NOW, THEREFORE, BE IT

RESOLVED, that the Corporation is hereby authorized to develop the necessary program in order to effectuate the issuance and sale of the Contracts; and further

RESOLVED, that the Corporation is hereby authorized to establish and to designate one or more separate accounts of the Corporation in accordance with the provisions of state insurance law; and that the purpose of any such separate account shall be to provide an investment medium for such Contracts issued by the Corporation as may be designated as participating therein; and that any such separate account shall receive, hold, invest and reinvest only the monies arising from (i) premiums, contributions or payments made pursuant to the Contracts participating therein; (ii) such assets of the Corporation as shall be deemed appropriate to be invested in the same manner as the assets applicable to the Corporation's reserve liability under the contracts participating in such separate accounts or as may be necessary for the establishment of such separate accounts; and (iii) the dividends, interest and gains produced by the foregoing; and further

RESOLVED, that the proper officers of the Corporation are hereby authorized:

         (i) to register the Contracts participating in any such separate accounts under the provisions of the Securities Act of 1933, as amended, to the extent that it shall be determined that such registration is necessary;

         (ii) to register any such separate accounts with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, to the extent that it shall be determined that such registration is necessary;

         (iii) to prepare, execute and file such amendments to any registration statements filed under the aforementioned Acts (including post-effective amendments), supplements and exhibits thereto as they may be deemed necessary or desirable;

         (iv) to apply for exemption from those provisions of the aforementioned Acts as shall be deemed necessary and to take any and all other actions which shall be deemed necessary, desirable, or appropriate in connection with such Acts;

         (v) to file the Contracts participating in any such separate accounts with the appropriate state insurance departments and to prepare and execute all necessary documents to obtain approval of the insurance departments;

         (vi) to prepare or have prepared and execute all necessary documents to obtain approval of or clearance with, or other appropriate actions required, of any other regulatory authority that may be necessary.



         Dated:  May 14, 2003

               ------------------------------------------------

                       METROPOLITAN LIFE INSURANCE COMPANY

                          Amended and Restated By-Laws



















                          Effective September 16, 2004

                 ---------------------------------------------------

                                   ARTICLE IV

                                    OFFICERS


     Section 4.1. Chief Executive Officer. The Board shall determine whom from among the officer directors shall act as Chief Executive Officer.

     Subject to the control of the Board and to the extent not otherwise prescribed by these By-Laws, the Chief Executive Officer shall supervise the carrying out of the policies adopted or approved by the Board, shall manage the business of the Company and shall possess such other powers and perform such other duties as may be incident to the office of Chief Executive Officer.

     Section 4.2 Other Officers. In addition to the Chief Executive Officer, the Board shall elect or appoint a Chairman, a President, one or more Vice-Presidents, a Chief Financial Officer, a Secretary, a Treasurer, a
Controller and a General Counsel, and such other officers as it may deem appropriate, except that officers of the rank of Vice-President and below may be elected or appointed by the Compensation Committee of the Board. Officers other than the Chief Executive Officer shall have such powers and perform such duties as may be authorized by these By-Laws or by or pursuant to authorization of the Board or the Chief Executive Officer.

     All officers shall hold office at the pleasure of the Board.



                                   ARTICLE V

                              EXECUTION OF PAPERS

     Section 5.1 Instruments. Any officer, or any employee or agent designated for the purpose by the Chief Executive Officer, or a designee of the Chief Executive Officer, shall have power to execute all instruments in writing necessary or desirable for the corporation to execute in the transaction and management of its business and affairs (including, without limitation, contracts and agreements, transfers of bonds, stocks, notes and other securities, proxies, powers of attorney, deeds, leases, releases, satisfactions and instruments entitled to be recorded in any jurisdiction, but excluding, to the extent otherwise provided for in these By-Laws, authorizations for the disposition of the funds of the corporation deposited in its name and policies, contracts, agreements, amendments and endorsement of, for or in connection with insurance or annuities) and to affix the corporate seal.

     Section 5.2 Disposition of Funds. All funds of the corporation deposited in its name shall be subject to disposition by check or other means, in such manner as the Investment Committee may determine.

     Section 5.3 Policies. All policies, contracts, agreements, amendments and endorsements, executed by the corporation as insurer, of, for or in connection with insurance or annuities shall bear such signature or signatures of such officer or officers as may be designated for the purpose by the Board.

     Section 5.4 Facsimile Signatures. All instruments necessary or desirable for the corporation to execute in the transaction and management of its business and affairs, including those set forth in Sections 5.2 and 5.3 of these By-Laws, may be executed by use of or bear facsimile signatures as and to the extent authorized by the Board or a committee thereof or the Chief Executive Officer. If any officer or employee whose facsimile signature has been placed upon any form of instrument shall have ceased to be such officer or employee before an instrument in such form is issued, such instrument may be issued with the same effect as if such person had been such officer or employee at the time of its issue.

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

Unanimous Consent of the Board of Directors

                         to Action Without a Meeting
                         ---------------------------

                                 August 25, 2010

The undersigned, being all of the directors of GENERAL AMERICAN LIFE INSURANCE COMPANY, a Missouri life insurance corporation (the "Company"), pursuant to the provisions of Section 351.340 of the Missouri General and Business Corporation Law, hereby consent to the adoption without a meeting of the following resolutions:

         RESOLVED, that the undersigned waive any notice of a special meeting in connection with the actions contemplated by this Written Consent, and

                              Separate Account Two

RESOLVED, that Separate Account Two be, and hereby is, authorized to file a substitution order request with the SEC that, if approved, would permit the transfer of all assets in the initial portfolio below to the corresponding replacement portfolio below.


-----------------------------------------------------------------------------------------------------------------------
Initial Portfolio                                        Replacement Portfolio
----------------                                         ---------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                     Abbett Growth and Income Portfolio
--------------------------------------------------------- -------------------------------------------------------------

                             Separate Account Seven

RESOLVED, that Separate Account Seven be, and hereby is, authorized to file a substitution order request with the SEC that, if approved, would permit the transfer of all assets in the initial portfolios below to the corresponding replacement portfolios below.

--------------------------------------------------------- -------------------------------------------------------------
Initial Portfolio                                        Replacement Portfolio
----------------                                          ---------------------
--------------------------------------------------------- -------------------------------------------------------------
--------------------------------------------------------- -------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                     Lord Abbett Growth and Income Portfolio
--------------------------------------------------------- -------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------
Van Eck VIP Global Hard Assets Fund                      Van Eck Global Natural Resources Portfolio
--------------------------------------------------------- -------------------------------------------------------------

                             Separate Account Eleven

RESOLVED, that Separate Account Eleven be, and hereby is, authorized to file a substitution order request with the SEC that, if approved, would permit the transfer of all assets in the initial portfolios below to the corresponding replacement portfolios below.

--------------------------------------------------------- --------------------------------------------------------------
Initial Portfolio                                        Replacement Portfolio
----------------                                         ---------------------
--------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                      Lord Abbett Growth and Income Portfolio
--------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------
Van Eck VIP Global Hard Assets Fund                       Van Eck Global Natural Resources Portfolio
--------------------------------------------------------- --------------------------------------------------------------

                          Separate Account Thirty-Three

RESOLVED, that Separate Account Thirty-Three be, and hereby is, authorized to file a substitution order request with the SEC that, if approved, would permit the transfer of all assets in the initial portfolios below to the corresponding replacement portfolios below.

--------------------------------------------------------- --------------------------------------------------------------
Initial Portfolio                                         Replacement Portfolio
----------------                                          ---------------------
--------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                      Lord Abbett Growth and Income Portfolio
--------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------
Van Eck VIP Global Hard Assets Fund                       Van Eck Global Natural Resources Portfolio
--------------------------------------------------------- --------------------------------------------------------------

                          Separate Account Fifty-Eight

RESOLVED, that Separate Account Fifty-Eight be, and hereby is, authorized to file a substitution order request with the SEC that, if approved, would permit the transfer of all assets in the initial portfolio below to the corresponding replacement portfolio below.

--------------------------------------------------------- --------------------------------------------------------------
Initial Portfolio                                         Replacement Portfolio
----------------                                          ---------------------
--------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                      Lord Abbett Growth and Income Portfolio
--------------------------------------------------------- --------------------------------------------------------------

                           Separate Account Fifty-Nine

RESOLVED, that Separate Account Fifty-Nine be, and hereby is, authorized to file a substitution order request with the SEC that, if approved, would permit the transfer of all assets in the four initial portfolios below to the corresponding replacement portfolios below.

-------------------------------------------------------------- ---------------------------------------------------------
Initial Portfolio                                              Replacement Portfolio
-----------------                                              ---------------------
-------------------------------------------------------------- ---------------------------------------------------------
-------------------------------------------------------------- ---------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                           Lord Abbett Growth and Income Portfolio
-------------------------------------------------------------- ---------------------------------------------------------


                            General Authorization

         RESOLVED, that this Written Consent may be signed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same document.


IN WITNESS WHEREOF, the undersigned have executed this Written Consent.


/s/Peter M. Carlson                               /s/ Teresa W. Roseborough
-------------------------                         -------------------------
Peter M. Carlson                                  Teresa W. Roseborough


/s/ Michael K. Farrell                            /s/ Eric T. Steigerwalt
-------------------------                         -------------------------
Michael K. Farrell                                Eric T. Steigerwalt


/s/ Todd B. Katz                                  /s/ Stanley J. Talbi
-------------------------                         -------------------------
Todd B. Katz                                      Stanley J. Talbi


/s/ Maria R. Morris                               /s/ Michael J. Vietri
-------------------------                         -------------------------
Maria R. Morris                                   Michael J. Vietri

                                METLIFE INVESTORS
                              USA INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                           Resolution of the Board of
                       Directors As Adopted November 2002


FURTHER RESOLVED, that the empowered officers, and each of them with full power to act without the others, with such assistance from the company's independent certified public accountants, legal counsel and independent consultants or others as they may require, be, and they hereby are, severally authorized and directed to take all action necessary to: (a) register the Separate Accounts as unit investment trusts under the 1940 Act; (b) register the Products under the Securities Act of 1933 (the "1933 Act"); and (c) take all other actions that are necessary in connection with the offering of the Products for sale and the operation of the Separate Accounts in order to comply with the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934 and other applicable federal laws, including the filing of any registration statements, any undertakings, no-action requests, consents, applications for exemptions from the 1940 Act or other applicable federal laws, and any amendments to the foregoing as the empowered officers of the Company shall deem necessary or appropriate.

         Resolution Establishing New England Variable Life Separate Account

                   NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
                        Actions of the Board of Directors
                           Effective January 31, 1983

          The following actions of NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY (the "Company") are taken, effective January 31, 1983, by the execution hereof by the undersigned, who constitute all members of the Company's Board of Directors. These actions have the same effect for all purposes as resolutions duly adopted at a meeting of the Board of Directors.

                     Establishment of Variable Life Account

RESOLVED:         That the Company establish a separate account, to be known as
                  "New England Variable Life Separate Account" (the "Variable
                  Account") or such other name as shall be determined by the Chairman of the Board, in accordance with the provisions of
                  Section 2932 of the Delaware Insurance Code for the purpose of investing payments received under variable life insurance policies issued by the Company (the "Policies"); that the assets of the Variable Account be invested in shares of the NEL Series Fund, Inc. (the "Series Fund") or, in lieu thereof or in addition thereto, in the shares of any other investment company registered under the Investment Company Act of 1940, at the net asset value of such shares; and that all steps deemed necessary or appropriate be taken to comply with applicable federal and state laws in order that the Policies may be sold in all jurisdiction in which the Company is authorized to conduct a variable life insurance business.

                      Registration of Variable Life Account

RESOLVED:         That the Variable Account be organized as a unit investment trust, that it be registered, if necessary or appropriate, with the United States Securities and Exchange Commission under the Investment Company Act of 1940, and that the Policies be registered for sale under the Securities Act of 1933; that for that purpose the Chairman of the Board, the President, the Secretary and the General Counsel hereby are severally authorized and empowered to execute and file or cause to be filed with the Securities and Exchange Commission, in the name of and on behalf of the Company and the Variable
                  Account, a Notification of Registration on Form N-8A, a
                  Registration Statement on Form N-8B-2 and a Registration
                  Statement on Form S-6, or on any other forms which the rules of said Commission may permit and to take all other actions which are necessary in connection with the offering of the Policies for sale and the operation of the Variable Account in order to comply with the Investment Company Act of 1940, the Securities Exchange Act of 1934, the Securities Act of 1933 and other applicable federal laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the Investment Company
                  Act of 1940 or other applicable federal laws as the individual or individuals so acting shall deem necessary or appropriate;
                  and that Edward N. Wadsworth is hereby appointed as agent for service under any such registration statements duly authorized to receive communications and notices from the Securities and Exchange Commission with respect thereto.

                      Services and Distribution Agreements

RESOLVED:         That the Chairman of the Board, the President, the Secretary
                  and the General Counsel hereby are severally authorized and empowered to execute such agreement or agreements as are deemed necessary and appropriate including but not limited to an agreement under which New England Mutual Life Insurance
                  Company will provide all services required to sell, issue and maintain the Policies, and an agreement under which NEL Equity
                  Services Corporation will act as principal underwriter and distributor for the Policies and will provide certain administrative services for the Variable Account.

                            Standards of Suitability

RESOLVED:         That the following Standards of Suitability which express the policy of the Company with respect to determining the suitability of the variable life insurance policies are hereby adopted:

           A. No recommendation shall be made to an applicant to purchase a variable life insurance policy (a "Policy") and no Policy shall be issued in the absence of reasonable grounds to believe that the purchase of such Policy is not unsuitable for such applicant on the basis of information furnished after reasonable inquiry of such applicant concerning the applicant's insurance and investment objectives, financial situation and needs, and any other information known to the Company or any Affiliate or to the agent making the recommendation.

           B. Lapse rates for variable life insurance policies within the first two policy years which are significantly higher than both those encountered by the Company or any Affiliate for corresponding fixed-benefit life insurance policies and lapse rates of other insurers issuing variable life insurance policies shall be considered in determining whether the procedures followed by the Company are reasonable and also whether the Company and the agents of the Company or any Affiliate are engaging, as a general business practice, in the sale of Policies to persons for whom they are unsuitable. For purposes of this Clause B, conversions from variable life insurance to fixed-benefit life insurance policies pursuant to conversion rights mandated by federal or state law relating to variable life insurance policies shall not be considered lapses.

                              Standards of Conduct

RESOLVED:         That the following Standards of Conduct in respect to
                  variable life insurance separate accounts and variable life insurance operations are hereby adopted:

           A. With respect to variable life insurance separate accounts, neither the Company nor any Affiliate shall (unless otherwise approved in writing in advance of the transaction by the insurance regulatory official of each state requiring such approval in which the Company shall be authorized to issue variable life insurance):

               (1) sell to or purchase from any such separate account
                  established by the Company any securities or other property, other than variable life insurance policies;

               (2) purchase or allow to be purchased for any such separate account any securities of which the Company or any Affiliate is the issuer;

               (3) accept any compensation, other than a regular salary or wages from the Company or an Affiliate, for the sale or purchase of securities to or from any such separate account other than as provided in paragraph B(3) below;

               (4) engage in any joint transaction, participation, or common undertaking whereby the Company or an Affiliate participates with such separate account in any transaction in which the Company or any Affiliate obtains an advantage in the price or quality of the item purchased, in the service received, or in the cost of such service and the Company or any other Affiliate is disadvantaged in any of these respects by the same transaction; or

               (5) borrow money or securities from any such separate account other than under a policy loan provision.

           B. No provision of this Statement shall be construed to prohibit:

               (1) the investment of separate account assets in securities issued by one or more investment companies registered pursuant to the Investment Company Act of 1940 which is sponsored or managed by the Company or an Affiliate and the payment of investment management or advisory fees on such assets;

               (2) the combination of orders for the purchase or sale of
                  securities for the Company, an Affiliate, any separate accounts, or any one or more of them which is for their mutual benefit or convenience so long as any securities so purchased or the proceeds of any sale thereof are allocated among the participants on some predetermined basis expressed in writing which is designed to assure the equitable treatment of all participants;

               (3) the performance by the Company or an Affiliate of brokerage or dealer activities in connection with the sale of securities to or by such separate account, provided that any commission, fee or remuneration charged therefor shall not exceed the minimum broker's commission established for any such transaction by any national securities exchange through which such transaction could be effected or such charges prevailing in the ordinary course of business in the community where such transaction is effected; or

               (4) the rendering of investment management or investment advisory services by the Company or an Affiliate for a fee, subject to any applicable variable life insurance regulation.


                              /s/ Herbert J. Boothroyd

                              /s/ J. Sheldon Caras

                              /s/ John A. Fibiger

                              /s/ Edward E. Phillips

                              /s/ Robert A. Shafto

                                    Boston, Massachusetts, February 17, 1999


                 New England Variable Life Separate Account Four

                 New England Variable Life Separate Account Five


                                     MINUTES

         The regular meeting of the Board of Directors of New England Life Insurance Company was held at 1:00 p.m. at the office of the Company, 501 Boylston Street, Boston.
.. . .

         The next order of business was the proposed approval of certain new separate accounts to be used in connection with a new private placement variable life product. Mr. Benson described the general nature of the new product, noting that it is designed to be sold only to accredited investors and fits well with the Company's market niche and estate planning orientation. Mr. Rogers explained the reasons for the establishment of new separate accounts to serve as the funding vehicles for the product. The Board discussed the fee structure associated with the product, and the need to ensure adherence by the field force to appropriate sales practices compliance standards. After further discussion, and upon motion duly made and seconded,


                  It was VOTED:             That the Board of Directors ("Board") deems it advisable for the
                  ------------              Company to develop new types of variable life insurance policies
                                            (each a "Policy", and in the aggregate, the "Policies") which would be sold through private placements to high net worth individuals in reliance on certain exemptions from registration under the Securities
                                            Act of 1933, as amended, and the Investment Company Act of 1940, as amended;

                  It was VOTED:             That the Board also deems it  advisable  for the Company to  establish
                  ------------              certain new separate  investment accounts ("New Separate Accounts") to serve as the funding vehicles for the Policies;

                  It was VOTED:             That, pursuant to Section 132G and other applicable sections of
                  ------------              Chapter 175 of the Massachusetts General Laws, and Chapter 95.00 of
                                            Title 211 of the code of Massachusetts Regulations, the Company hereby establishes six New Separate Accounts, each of which shall be independent of the Company's general investment account and of all other separate investment accounts of the Company heretofore, herewith, and hereafter established;

                  It was VOTED:             That the portion of the assets of each New Separate Account equal
                  ------------              to the reserves and other  contract  liabilities  with respect to
                                            such  New  Separate   Account  shall  not  be   chargeable   with
                                            liabilities  arising  out of any other  business  the Company may conduct;

                  It was VOTED:             That the income,  if any,  and gains or losses,  realized or
                  ------------              unrealized,  of each New Separate  Account shall be credited to or  charged  against  the  amounts  placed  in  such  New
                                            Separate  Account without regard to other income,  gains, or losses of the Company;

                  It was VOTED:             That any one of the Chief Executive Officer, Chief Investment
                  ------------              Officer, and Chief Financial Officer of the Company, and other officers designated by any one of the foregoing, are authorized:  (a)
                                            to select a name for each New Separate Account; (b) to designate two or more subaccounts of each New Separate Account, to classify each
                                            New Separate Account and/or subaccounts thereof as managed or unmanaged, and to designate the financial instruments, pooled investment vehicles, or other assets in which each New Separate
                                            Account or subaccount thereof shall invest and reinvest its assets;
                                            and (c) to modify, change, or terminate any such designations or classifications as permitted by the applicable Policies;

                  It was VOTED:             That each such subaccount, subject to applicable state insurance
                  ------------              regulatory approval, may invest and reinvest its assets in:  (a)
                                            individual securities or other financial instruments; (b) underlying partnerships, hedge funds, and other pooled investment vehicles; or
                                            (c) other assets; all as specified in the private placement memorandum for the applicable Policy and, in the case of a managed
                                            New Separate Account or managed subaccount of a New Separate Account, as determined from time to time by its investment manager;

                  It was VOTED:             That  the  assets  of each  New  Separate  Account  shall be
                  ------------              allocated among its subaccounts,  if any, in accordance with instructions given from time to time by Policy holders,  and as deemed  appropriate  to  support  the  operations  of the applicable Policy;

                  It was VOTED:             That, as permitted by the applicable Policy, and to the extent deemed
                  ------------              advisable by the officers of the Company listed above, each New
                                            Separate Account or subaccount thereof may:  (a) invest in other investment media, including the separate investment accounts of other insurance companies as may be authorized under applicable law and in accordance with applicable separate account standards; (b) hold assets temporarily uninvested; and (c) depart from the investment objective of the New Separate Account or any subaccount thereof upon notice to the Policy holders affected;

                  It was VOTED:             That the officers of the Company listed above are authorized to take
                  ------------              such action as may be necessary or appropriate:  (a) to execute on behalf of the Company and each New Separate Account, agreements among the Company, the New Separate Account, and such other entities as may be appropriate, with respect to the operation of the New Separate
                                            Account including but not limited to its administration and the safekeeping of its assets; and (b) to execute and deliver or file all such instruments as may be necessary or appropriate to carry out the foregoing resolutions or otherwise enable the Company to transact the business of selling the Policies in all jurisdictions where it may lawfully do so; and

                  It was VOTED:             That the Secretary of the Company is designated as agent for
                  ------------              service of process in all matters pertaining to the New Separate
                                            Accounts.


                           MET INVESTORS SERIES TRUST

                   RESOLUTION ADOPTED BY THE BOARD OF TRUSTEES



         RESOLVED, that the officers of the Trust are hereby authorized and directed, with the assistance of legal counsel, in the name of and on behalf of the Trust to prepare, execute, and file with the Securities and Exchange Commission under the 1940 Act or the Securities Act of 1933, as amended, or under both Acts, one or more other applications for exemptive or other orders and to prepare, execute and make any and all other filings, requests for interpretation or no-action relief or exemption from or under the statutes and regulations of the United States of America and such other jurisdictions as such officers determine to be necessary or appropriate with respect to the Trust.

                         METROPOLITAN SERIES FUND, INC.

                  RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS



RESOLVED, that the officers of the Corporation are, and each of them is, authorized to prepare, execute, and file with the Securities and Exchange Commission, applications for substitutions and exemptions, and any amendments thereto, from provisions of the Investment Company Act of 1940 and any rules thereunder as may, in the judgment of the officers to be acting, be desirable or appropriate for the Corporation, and take all such other actions in connection therewith as the officer or officers so acting deem desirable.